1 YRC Worldwide Inc. Deutsche Bank Transportation Conference September 6, 2012 Exhibit 99.1

Forward-looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Words such as
“
will,
” “
expect,
” “
intend,
” “
anticipate,
” “
believe,
”
“
project,
” “
forecast,
”  “
propose,
” “
plan,
” “
designed,
” “
enable
”
and similar expressions are intended to identify forward-looking statements.
Forward-looking statements are inherently uncertain and are subject to significant business, economic, competitive, regulatory and other risks, uncertainties and contingencies, known and unknown, many of which are beyond our control. Our future financial condition and results could differ materially from those predicted in such forward-looking statements because of a number of factors, including (without limitation) our ability to generate sufficient cash flows and liquidity to fund operations and satisfy our obligations related to our substantial indebtedness and lease and pension funding requirements; our ability to finance the maintenance, acquisition and replacement of revenue equipment and finance other necessary capital expenditures; changes in equity and debt markets; general or regional economic activity, including (without limitation) customer demand in the retail and manufacturing sectors; the success of our management team in implementing its strategic plan and operational and productivity improvements, including (without limitation) our continued ability to meet high on-time and quality delivery performance standards, and the impact of those improvements on our future liquidity and profitability;
inclement weather; price and availability of fuel; sudden changes in the cost of fuel or the index upon which we base our fuel surcharge and the effectiveness of our fuel surcharge program in protecting us against fuel price increases; competition and competitive pressure on service and pricing; expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service our ability to comply and the cost of compliance with federal, state, local and foreign laws and regulations, including (without limitation) laws and regulations for the protection of employee safety and health and the environment; terrorist attack; labor relations, including (without limitation) the continued support of our union employees with respect to our strategic plan, the impact of work rules, work stoppages, strikes or other disruptions, our obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction; the impact of claims and litigation to which we are or may become exposed; and other risks and contingencies, including
(without limitation) the risk factors that are included in our reports filed with the Securities and Exchange Commission, including those described under “Risk Factors” in our annual report on Form 10-K and quarterly reports on Form 10-Q.

I. Introduction
i. Company Overview and History
ii. Operating Company Descriptions
II. July 2011 Transaction
i. Transaction Details
ii. Board of Directors / Management Team
iii. Organizational and Operational Changes
iv. YRC Freight “Flywheel”
III. 2Q12 Financial Update
i. Financial Performance
ii. Liquidity
IV. Conclusion
V. Appendix
Table of Contents

4 I. Introduction

YRC Worldwide

YRC Worldwide

YRC FREIGHT

Holland

Reddaway

NEW PENN

YRC Worldwide is one of the largest less-than-truckload (LTL) carriers in
North America and generates approximately $5B of revenue by
providing services under a portfolio of four subsidiaries
Introduction
Approximately 23% of the public carrier market share,
providing the broadest coverage and more service capability
throughout North America than any competitor

6 Revenue $5.0B Locations 431 U.S. and Canada Trucks 15,000 Trailers 51,000 Annual tons 14.1M Annual shipments 21.9M Annual miles 1.1B YRC Worldwide Tearsheet

1919 Reddaway founded
1924 Yellow Cab and Transit Company founded
1929 Holland Motor Express founded
1930 Roadway Express launched
1931 New Penn begins operations
1952 Reimer Express begins service in Winnipeg
1959 Yellow Transit becomes a public company
1986 Glen Moore begins operations
1997 Roadway acquires Reimer Express in Canada
2001 Roadway acquires New Penn
2002 Meridian IQ launched
2003 Yellow acquires Roadway, Reimer and New Penn
2005 Yellow Roadway Corp. acquires USF which includes Holland and Reddaway
2005 Joint venture with Jin Jiang for JHJ International
2006 Corporation’s name changed to YRC Worldwide to reflect scope of services
2007 Meridian IQ renamed YRC Logistics
2008 Company acquires Jiayu China ground network
2010 Disposition of YRC Logistics
2011 July 2011 Transaction – new board and management team
2011 Disposition of Glen Moore assets
2011 Headquarter consolidation – one company, one culture, one vision with one mission
2012 Disposition of Jiayu (pending Chinese regulatory approvals)
2012 Excess real estate auction
Company History

Source: Public filings (Form 10-K, Form 10-Q and earnings releases)
11.2%
11.3%
11.1%
11.6%
11.7% 11.7%
11.6% 11.6%
11.1%
11.2%
11.4%
11.6%
12.0% 11.9% 11.9%
11.8%
12.3%
12.2%
18.3%
17.3%
16.6%
16.9%
16.5%
16.2% 16.3%
16.7%
16.4%
22.0%
21.5%
21.4%
19.9%
20.2% 20.5% 20.8%
19.6%
20.5%
8.6%
9.0%
9.1%
9.1% 9.0%
8.8%
8.9%
8.7% 8.7%
9.3%
9.8%
10.3%
10.3%
10.4% 10.7%
11.0%
11.1%
11.2%
7.1%
7.1%
7.3%
7.4% 7.3% 7.2%
7.1%
7.4% 7.3%
5.3% 5.7%
5.6% 5.6%
5.5%
5.5%
5.0%
4.9% 5.0%
4.9%
4.8%
5.0% 5.3%
5.4%
5.2%
5.3%
5.5% 5.4%
2.1% 2.1%
2.0%
2.0%
2.1% 2.2% 2.1% 2.1% 2.1%
2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Market Share Among Public Carriers
(Total Tonnage per Day)
Vitran
ABF
SAIA
ODFL
UPS Freight
Fed Ex Freight
Con-way
YRC Regional
YRC Freight
Roadrunner
23-24% Market Share
Market Share – Stabilized and Holding Steady
Note:  YRC Regional amounts exclude Glen Moore for all periods.  FedEx Freight amounts include Watkins for all periods and Vitran includes PJAX for all periods

Segment Descriptions
YRC Freight is comprised of the merged Yellow Transportation and Roadway. YRC
Freight (YRCF) offers a range of services for the transportation of industrial, commercial and retail goods in regional, national and international markets, primarily through the operation of owned or leased equipment. YRC Freight also includes YRC
Reimer, a subsidiary located in Canada that specializes in shipments into, across and out of Canada. In addition to the United States and Canada, YRC Freight also serves parts of Mexico, Puerto Rico and Guam
YRC Regional is comprised of Holland, Reddaway and New Penn. These companies each provide regional, next-day ground services in their respective regions through a network of facilities located across the United States; Quebec, Canada; Mexico; and
Puerto Rico.  Approximately 98% of Regional Transportation shipments are completed in two days or less
YRCW has two
major segments
serving domestic as
well as international
customers

YRC Freight was created through the March 2009
• Customers: ~ 200,000*
• Service Centers: 282**
• Dock doors:  ~ 15,600
• Average Length of Haul: ~ 1,300 miles
• Average LTL Weight/Shipment: ~ 950 pounds
• Total Active Employees: ~ 22,000
• Average days in transit 3.7
• Business by days in transit:
Next day 4%
Two days 25%
Three days 29%
Four or more days 42%
** Includes Canada and Mexico
*  Represents the number of unique payer locations
YRC Freight
integration of the Yellow Transportation and
Roadway networks, combining two companies with
more than 80 years experience each

• Customers: ~ 200,000*
• Service Centers: 114
• Dock Doors:  ~ 3,900
• Average Length of Haul: ~ 500 miles
• Average LTL Weight/Shipment: ~ 1,300 pounds
• Total Active Employees: ~ 11,000
• Average Days in Transit 98% in less than 2
days
*  Represents the number of unique payer locations
Regional Transportation
Regional Transportation provides transportation service
to customers in the regional and next-day markets and
is comprised of Holland, Reddaway and New Penn
–
Holland provides local next-day, regional and
expedited services through a network located in the
Central, Southeastern, and portions of the
Northeastern, United States. Holland also provides
service to the provinces of Ontario and Quebec,
Canada
–
Reddaway provides local next-day, regional and
expedited services through a network located in
California, the Pacific Northwest, the Rocky Mountain
States and the Southwest. Additionally, Reddaway
provides services to Alaska and to the provinces of
Alberta and British Columbia, Canada
–
New Penn provides local next-day, day-definite, and
time-definite services through a network located in
the Northeastern United States; Quebec, Canada;
and Puerto Rico

12 II. July 2011 Transaction

In July 2011, the restructuring was completed
–
New Board seated
–
New CEO placed
•
New Management structure / team followed
–
Additional liquidity provided
–
Extended maturities on all major credit facilities to late 2014 / early 2015
New Management team changed strategic focus and implemented new business plan
–
Singularly focusing on North American LTL operations
–
Closed the former legacy Roadway headquarters to create one company with
•
one vision
•
one culture and
•
one mission
–
Divesting non-core, non-strategic assets (e.g. Glen Moore, Jiayu, excess real estate)
–
Investing via the P&L to improve customer experience / service at YRC Freight the “Flywheel”
–
Streamlining the holding company, driving responsibility and autonomy to the OpCos
Since taking over and preparing a forecast based on the simplified and focused  strategic direction, the new management has exceeded its internally prepared forecast
July 2011 Transaction

YRC Worldwide

ALLIANT ENERGY

YRC Worldwide

pwc

Blackstone

United Rentals

ups

switzer-CARTY transportation inc

NAME POSITION
DIRECTOR
SINCE COMMITTEE(S) COMPANY
James E. Hoffman Retired President 2011
Compensation +
Alliant Energy Resources
James L. Welch Chief Executive Officer 2011
YRC Worldwide Inc.
Raymond J. Bromark Retired Partner 2011 Audit/Ethics *
PricewaterhouseCoopers LLP
Matthew A. Doheny President 2011 Compensation
North Country Capital LLC Finance *
Robert L. Friedman Sr. Managing Director 2011 Audit/Ethics
The Blackstone Group, LP Finance
Michael J. Kneeland President and CEO 2011 Compensation *
United Rentals Inc. Governance
Harry Wilson Chairman and CEO 2011 Finance
MAEVA Advisors, LLC
James Winestock, Jr. Retired Sr. Vice President for U.S. Operations 2011 Governance *
United Parcel Services, Inc.
Douglas A. Carty Chairman 2011 Audit/Ethics
Switzer-Carty Transportation Inc. Governance
North Country
Capital LLC
MAEVA Advisors,
LLC
+ =Chairman of the Board
* = Committee Chairman
Board of Directors

James L. Welch  Chief Executive Officer
–
As chief executive officer, James Welch leads YRC Worldwide and its operating companies. During his 33-year tenure in the transportation and logistics industry, Welch has established a proven track record of leading organizations through difficult challenges and moving them to positions of improved operational efficiency and profitability.
–
Welch is the former president and chief executive officer of Dynamex Inc., a position he took following a 29-year career at Yellow Transportation, a YRC Worldwide subsidiary. Welch began his career with Yellow when he was 23; he rose through the ranks and served from 2000-2007 as president and CEO.
–
He has a bachelor of science degree in psychology with a minor in business from West Texas A&M University. In addition, he attended the Executive Development Program at Yale University and is a regular attendee at the Center for Service Leadership at Arizona State University.
Jamie G. Pierson  Executive Vice President and Chief Financial Officer
–
As the leader of the company’s financial organization, Jamie Pierson is responsible for the areas of corporate finance, treasury, cash management, accounting, tax, risk management and employee benefits. In addition to supporting the holding company, Pierson’s team also assists the individual operating companies when and where needed.  Pierson joined YRC Worldwide in 2011, after serving as interim CFO.
–
Previously, Pierson was a managing director with Alvarez & Marsal North America where he focused on out-of-court restructurings and company-side senior management advisory.  It was in this role that Pierson first worked with YRC
Worldwide, and subsequently was involved with all aspects of the company’s financial operations and ensuing restructuring. Prior to A&M, Pierson was vice president, Corporate Development and Integration with Greatwide
Logistics Services.  He also was a managing director with FTI Capital Advisors, and in the finance advisory group of
Houlihan Lokey Howard & Zukin.
–
Pierson graduated from the University of Texas where he earned a bachelor’s degree in business administration, with concentrations in finance and accounting and later a master’s degree in business administration with concentrations in finance and entrepreneurship.
33 years
5+ years
Management Team

Jeffrey A. Rogers  President, YRC Freight
–
Jeff Rogers is president of YRC Freight, a leading transporter of industrial, commercial and retail goods that specializes in less-than-truckload solutions for businesses across North America. A 28-year veteran of the freight transportation industry, Rogers has brought to YRC Freight a simple and direct approach to leadership that is results-oriented.
–
Prior to assuming that role in September 2011, Rogers served for three years as president of another YRC Worldwide company, Holland, which provides regional transportation service in 12 states and two Canadian provinces. His previous assignments include serving as chief financial officer for YRC Worldwide regional companies, and various operations and finance roles at Yellow Transportation and United Parcel Service.
–
A native of Wichita, Kansas, Rogers is a decorated military veteran. He holds a bachelor's degree in accounting from
Newman University in Wichita and a master’s degree in business administration from Baker University.
Scott D. Ware  President, Holland
–
Scott Ware leads Holland, a YRC Worldwide subsidiary, that has long been recognized for delivering the most next-day service lanes in its territory. Holland provides industry leading, on-time reliability for less-than-truckload (LTL)
shipments in the central and southeastern US. Before being named president in May 2012, Scott served as vice president of Operations at Holland where he was responsible for the management and execution of major operational initiatives focused on specific performance improvements. Ware has more than 27 years of industry experience.
–
Prior to joining Holland in 2007, Ware was director of LineHaul Operations at Saia, Inc. He was previously director of
Line Haul at Jevic Transportation and prior to that a manager of Freight Flow Operations at Con-way, Inc.
28 years
Management Team
27 years

Thomas J. “TJ” O’Connor  President, Reddaway
–
T.J. O’Connor leads Reddaway, a YRC Worldwide subsidiary that has built a long-standing tradition of reliable, next-
day and two-day delivery services for less-than-truckload shipments in the western United States and Canada, including Alaska and Hawaii. He was named president in 2007 after serving as president and CEO of USF Bestway.
–
A tenured member of the YRC Worldwide team, O’Connor joined Roadway in 1982. While at Roadway, he served in various management positions including Western Division vice president, district manager for Texas and Louisiana, and district manager of Mountain Time Zone states.
Steven D. Gast  President, New Penn
–
Steve Gast leads New Penn, a YRC Worldwide subsidiary that is highly regarded as one of the most efficiently operated less-than-truckload transportation providers and has one of the lowest claim ratios in the industry.  New Penn provides reliable, next-day service through a network of 25 service centers in the northeastern U.S., Quebec, Canada and Puerto Rico. Gast was named president in 2006. He joined the company in 1997 and held positions of increasing responsibility in the areas of pricing, finance, administration and strategic planning.
–
Gast has more than 35 years of experience in the transportation industry. Starting as a management trainee with
McLean Trucking Company, Gast later worked for Sun Carriers, Red Star and Plymouth Rock before joining New Penn
.
30 years
35 years
Management Team

Eliminated:
–
Chief Operations Officer
–
Chief Marketing Officer
–
Chief Administrative Officer
–
President of Customer Care
YRCW
Holland Reddaway New Penn YRC Freight
Glen Moore
Corporate
Former Structure
•
CEO / CFO team
•
Legal team
•
Quality team
•
Security team
•
Sales
•
Customer Care
•
HR
•
IT
•
Equipment Services
YRCW
Holland Reddaway New Penn YRC Freight
Glen Moore
Corporate
New Structure
•
CEO / CFO team
•
Sales
•
Customer Care
•
HR
•
IT
•
Equipment Services
•
Legal team
•
Security team
Moved Sales, Customer Care, HR, IT and Equipment
Services functions from “corporate” down to the OpCos
Decreased the number of corporate / shared service
employees from approximately 2,000 to < 400.  The
1,600 employees were reallocated to the OpCos and
the individual OpCos are responsible for justifying their
value / existence within their respective companies
Streamlined Holding Company

The last several years of activities have largely been focused on
–
The integration of Yellow and Roadway into YRCF in March 2009
–
Dramatic capacity and cost reductions to right-size the company (facilities, equipment and employees)
–
Financial restructuring efforts, including communication challenges with our customers
One result of these activities was that our service quality had been damaged and was in need of improvement
Re-branded YRC to YRC Freight to give the company a sense of direction and identity
The Path Forward:
Under new leadership, focus shifted dramatically toward improving the customer experience, resulting in increased shipment levels, improved business mix and operational efficiency
This will happen in stages (detail on the following page)
–
Improve service quality and win the hearts and minds of our employees
• Introduce a new employee mantra and service promise, while maintaining steady costs
–
Productivity improves as we are “in cycle” operationally (fluid and efficient)
–
Costs associated with service failures decline
–
Volume picks up, customer churn slows down
–
Yield and business mix improve
The new employee mantra is simple
Pick it up on time.
Deliver it on time.
Don’t bust it.
Consistently!
YRCF – Strategic Direction

Month
Improve service quality
Consistent performance (on-time P&D, undamaged, recover quickly)
Get “in cycle”
Perform on Time-Critical shipments
TQM
Maintain productivity and cost
(No increase or decrease)
Volume picks up, churn goes down
• Service improvement drives sales/customer confidence, leading to increased shipping levels
• Local channel churn slows down
• Time-Critical shipments increase
Yield improves
• Customer mix improves as local channel grows through improved service and better pricing decisions
• Customers willing to pay more for better service; increase in high-yielding Time-Critical shipments
Productivity improves as we remain “in cycle”
Failure-related costs decline
Cargo claims
Service recoveries
Other
“Win hearts and minds”
Service quality tools
Introduce mantra, brand promise
Employee survey
Sep 11 Oct 11 Nov 11 Dec 11 Jan 12 Feb 12 Mar 12 Apr 12 May 12 Jun 12 Jul 12 Aug 12 Sep 12 Oct 12 Nov 12
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Line of sight objectives
Training & education
Rewards & recognition, respect
YRCF – Path Forward “The Flywheel”

On-Standard Service Percent
YRCF – On-Standard Service
60.0%
65.0%
70.0%
75.0%
80.0%
85.0%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Focus is on maintaining momentum created in
the first quarter of 2012
-
Mantra: “Pick it up on time, deliver it on time
and don’t bust it.  Consistently.”
On-Standard Service Percent appears to have
stabilized at or above 80.0% which is well
above the levels seen in 2011
Improving the customer experience is
anticipated to lead to
-
Higher shipment volume
-
Lower customer churn
-
Increased pricing power
-
Reduced service failure cost
In June 2012, the company raised service
standards (i.e. decreased the time to delivery) in
20K lanes causing a slight decrease in service
percent compared to earlier months in 2012
Goal 2012 Actual 2011 Actual

22 III. 2Q12 Financial Update

49.44K
48.41K
30.00
35.00
40.00
45.00
50.00
55.00
2Q11 2Q12
YRC Freight Shipments per Day
-2.1%
40.25K
41.25K
30.00
35.00
40.00
45.00
50.00
55.00
2Q11 2Q12
Regional Shipments per Day
+2.5%
29.14K
30.42K
20.00
22.00
24.00
26.00
28.00
30.00
32.00
2Q11 2Q12
Regional Tonnage per Day
+4.4%
28.66K
27.72K
20.00
22.00
24.00
26.00
28.00
30.00
32.00
2Q11 2Q12
YRC Freight Tonnage per Day
YOY Volume – Down at YRC Freight, Up at Regional

Decline in volume at YRCF largely attributable to more active customer mix management (increasing price on low margin accounts) and softening economy as the quarter progressed
Increase in volume at Regional due to continued high-quality service and increasing market share
-3.3%

Improved revenue per cwt and revenue per shipment at YRCF attributable to “flywheel” investment in service, more active customer mix management and industry-wide pricing discipline
Regional increases due to continued superior service / value and industry pricing discipline
$22.57
$23.24
$22.20
$22.40
$22.60
$22.80
$23.00
$23.20
$23.40
2Q11 2Q12
YRC Freight Revenue per cwt
+2.9%
$10.86
$11.12
$10.30
$10.50
$10.70
$10.90
$11.10
$11.30
2Q11 2Q12
Regional Revenue per cwt
+2.4%
$157
$164
$152
$154
$156
$158
$160
$162
$164
$166
2Q11 2Q12
Regional Revenue per Shipment
+4.3%
$262
$266
$259
$260
$261
$262
$263
$264
$265
$266
$267
2Q11 2Q12
YRC Freight Revenue per Shipment
+1.7%
YOY Yield – Improved across the board

(0.5%)
($ in millions)
Footnotes:
(1)
$1,257.2
$1,250.8
$1,200.0
$1,220.0
$1,240.0
$1,260.0
$1,280.0
$1,300.0
2Q11 2Q12
2Q Comparison
Lower volume at YRCF, lower FSC and the inclusion of disposed truckload operations in 2Q11 offset by modestly higher yield led to a slight decline in YOY revenue
YRCW Revenue
1) 2Q11 includes revenue from the operations of Glen Moore. Excluding the $25.6M from those disposed operations in 2Q11, revenue would have been $1,231.6M and would have resulted in a 1.6% YOY increase in 2Q12.

($ in millions)
Reconciliation of Operating Income to Adjusted EBITDA 2Q11 2Q12
Operating revenue 1,257.2 $        1,250.8 $
Adjusted operating ratio 99.0% 98.3%
Reconciliation of operating income to adjusted EBITDA:
Operating income (loss) (5.6) $              15.5 $
(Gains) losses on property disposals, net (7.3)                   (6.5)
Union Equity Awards
Letter of credit expense 8.2                    9.6
Restructuring professional fees 16.9                  2.5
Gain (loss) on permitted dispositions and other 1.0                    (0.2)
Adjusted operating income (loss) 13.2                  20.9
Depreciation and amortization 48.1                  45.7
Equity based compensation (benefit) expense 0.4                    1.0
Restructuring professional fees, included in nonoperating loss 1.2                    -
Other nonoperating, net 0.3                    2.5
Add: Truckload EBITDA income 1.3                    -
Adjusted EBITDA 64.5 $             70.1 $
Consolidated Adjusted EBITDA increased $5.6M in 2Q12
Margin continues to expand as the quality of revenue at YRCF improves and cost management inclusive of safety and workers comp / BIPD continue to pay dividends even as pension contributions increased YOY
Regional segment pricing improvement leading to increased profitability and margin expansion
$64.5
$70.1
$.0
$20.0
$40.0
$60.0
$80.0
2Q11 2Q12
2Q Adjusted EBITDA
+8.7%
YRCW Adjusted EBITDA

($ in thousands)
+21%
+2.5x
Footnotes:
1) See Appendix for reconciliation of Operating Income to Adjusted EBITDA.
(37,239)
40,400
47,287
39,878
(1,305)
64,528
54,648
41,286
15,318
70,098
($120)
($100)
($80)
($60)
($40)
($20)
$
$20
$40
$60
$80
1Q 2Q 3Q 4Q
2010 2011 2012
Highest quarterly EBITDA in 3 years and positive comping trend continuing
Reported 21% LTM increase
Proforma for pension = 2.5x LTM increase
YRCW Adjusted EBITDA (pro forma for Pension)
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Adj. EBITDA Reported
1
(37,239) 40,400 47,287 39,878 (1,305) 64,528 54,648 41,286 15,318 70,098
Union Pension Cessation Benefit (21,000) (21,000) (21,000) (21,000) (21,000) (14,000) - - - -
Pro forma Adj. EBITDA* (58,239) 19,400 26,287 18,878 (22,305) 50,528 54,648 41,286 15,318 70,098
Pension Months Included above 3 3 3 3 3 2
Last Twelve Months:
Adj. EBITDA Reported 90,326 126,260 150,388 157,749 159,157 175,780 181,350
Union Pension Cessation Benefit (84,000) (84,000) (77,000) (56,000) (35,000) (14,000) -
Pro forma Adj. EBITDA* 6,326 42,260 73,388 101,749 124,157 161,780 181,350
* Pro forma assumes $7M of union pension per month for all periods prior to June 2011

Three months
2012 2011 Change
Adjusted EBITDA 70.1 $            64.5 $            5.6 $
Total restructuring professional fees (2.5)                (18.1)              15.6
Cash paid for interest (28.8)              (10.3)              (18.5)
Cash paid for letter of credit fees (9.5)                -                    (9.5)
Working capital cash flows excluding income tax, net (29.7)              (40.9)              11.2
Net cash used in operating activities before income taxes (0.4)                (4.8)                4.4
Cash received from income taxes, net 0.9                  (10.2)              11.1
Net cash used in operating activities 0.5                  (15.0)              15.5
Acquisition of property and equipment (15.6)              (12.7)              (2.9)
Free cash flow (deficit) (15.1)              (27.7)              12.6
Total restructuring professional fees 2.5                  18.1               (15.6)
Adjusted free cash flow (deficit) (12.6) $           (9.6) $             (3.0) $
Pro Forma Adjusted Free Cash Flow
Adjusted free cash flow (deficit) (12.6)              (9.6)                (3.0)
Union Pension Cessation -                    (21.5)              21.5
Cash Interest -                    (18.4)              18.4
Lender Cash LC fees -                    (9.5)                9.5
Pro Forma adjusted free cash flow (deficit) (12.6) $           (59.0) $           46.4 $
Quarterly Adjusted FCF declined by $3.0M to ($12.6M) in 2Q12 from ($9.6M) in 2Q11 largely due to resuming cash payment of interest and LC fees that exceeded the increase in Adjusted EBITDA and decline in changes in
Working Capital
However, on a pro forma basis after taking into account the Union Pension Cessation and Cash Interest / LC
Fees benefit in 2011, Adjusted FCF improved by $46.4M
Total Liquidity improved $76M to $249M at the end of 2Q12 from $173M in 2Q11 as the July 2011 restructuring brought incremental cash and liquidity from new credit facilities and debt issuances
Footnotes:
($ in millions)
$173
$249
2Q11 2Q12
Total Liquidity
+44.0%
Free Cash Flow and Liquidity
1
1) Represents balance sheet liquidity, which includes amounts such as restricted and foreign cash that are disallowed under our credit agreements in determining compliance with our “minimum cash “ covenant

July 2011 transaction significantly enhanced liquidity via
Series B Notes proceeds and increased ABL availability
Best second quarter liquidity since 2008
($ in millions)
$275
$218
$171
$96
$134
$154
$161
$194
$165
$173
$279 $277
$241
$249
1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Liquidity

30 IV. Conclusion

Subsequent to the July 2011 transaction
–
A new Board was seated
–
A new Management team was placed
–
Laser-like focus on North American LTL operations
–
One corporate headquarters with one culture, one vision and one mission
–
Reorganizing “corporate” to support overall strategy and increase accountability across the organization
–
The new Management team made some strategic yet difficult decisions to refocus the business and shed some non-core assets and has successfully executed against those decisions / objectives
•
Sold substantially all of the assets of truckload operations (Glen Moore)
•
Sold one of the company’s remaining two Chinese JVs (Jiayu); waiting on regulatory approval to close
•
Conducted auction of excess real estate; now moving to close sold properties
–
–
The recent credit agreement amendment to modify financial covenants provided the company with increased financial flexibility for the foreseeable future
Conclusion
Management’s concept of the “Flywheel” is gaining traction as On-Standard Service has increased approximately 20% points at YRC Freight and the Regionals continue to deliver industry standard -- if not better -- service

On a year-over-year basis
Revenue  increased 1.6%
reported highest quarterly EBITDA in four years
New management team executing on non-quantitative commitments AND exceeding forecast
Overall, much progress has been achieved year-over-year; have been able to absorb resumption of both multi-employer pension expense and cash interest and LC expense but still more to do
Liquidity ended 2Q12 at $249M which is the highest second quarter since 2008
Conclusion – 2Q12 Financial Results
Footnote
1) On a pro forma basis excluding Glen Moore revenue from 2011
1
Adjusted EBITDA positively comping for the 3
rd
consecutive year and

33 V. Appendix

Operating Income to Adjusted EBITDA
Reconciliation of Operating Income to Adjusted EBITDA 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12
Operating income (loss) (232.2) $          49.5 $             (17.3) $            (27.9) $            (68.4) $            (5.6) $              (26.1) $            (38.1) $            (48.8) $            15.5 $
(Gains) losses on property disposals, net 8.5                    (2.8)                   (4.0)                   2.6                    (3.0)                   (7.3)                   (10.8)               12.9                  8.4                    (6.5)
Union Equity Awards 108.0              (83.0)               -                        14.9
Letter of credit expense 8.4                    8.3                    8.3                    8.3                    8.1                    8.2                    9.3                    9.6                    8.1                    9.6
Restructuring professional fees 12.1                  9.3                    6.6                    6.0                    8.5                    16.9                  12.4                  4.3                    0.5                    2.5
Gain (loss) on permitted dispositions and other 5.3                    -                        -                        -                        2.2                    1.0                    -                        (0.3)                   (1.9)                   (0.2)
Adjusted operating income (loss) (89.9)               (18.7)               (6.4)                   (10.9)               (52.7)               13.2                  (0.3)                   (11.6)               (33.8)               20.9
Depreciation and amortization 51.2                  50.7                  50.4                  48.6                  49.8                  48.1                  46.7                  51.1                  49.0                  45.7
Equity based compensation (benefit) expense 1.9                    1.4                    2.2                    0.7                    (1.1)                   0.4                    0.6                    0.7                    1.1                    1.0
Restructuring professional fees, included in nonoperating loss 0.2                    0.2                    0.2                    0.9                    0.5                    1.2                    0.2                    -                        -                        -
Other nonoperating, net (0.8)                   6.8                    0.9                    (0.2)                   0.5                    0.3                    6.9                    (0.7)                   (0.9)                   2.5
Add: Truckload EBITDA income 0.1                    (0.0)                   (0.0)                   0.9                    1.5                    1.3                    0.5                    1.8                    -                        -
Adjusted EBITDA (37.2) $            40.4 $             47.3 $             39.9 $             (1.3) $              64.5 $             54.6 $             41.3 $             15.3 $             70.1 $